EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Second Quarter 2021

All information included in this financial supplement is unaudited.
This financial supplement includes information from prior periods which have been revised.

This financial supplement should be read in conjunction with Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.
Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

2Q 2021 Financial Supplement	2

Consolidated Financials
and Key Metrics

2Q 2021 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	Change	6/30/2020	6/30/2021	Change

Net income (loss)	$(3,933)	$(705)	$(1,136)	$(1,400)	$223	105.7%	$1,492	$(1,177)	(178.9)%
Net income (loss) attributable to the noncontrolling interest	(86)	(74)	(102)	(88)	(100)	(16.3)%	(123)	(188)	(52.8)%
Net income (loss) attributable to Holdings	$(4,019)	$(779)	$(1,238)	$(1,488)	$123	103.1%	$1,369	$(1,365)	(199.7)%

Non-GAAP Operating Earnings (1)	$451	$568	$748	$600	$758	68.1%	$986	$1,358	37.7%

Total equity attributable to Holdings' shareholders	$17,498	$17,300	$15,576	$10,693	$11,732	(33.0)%	$17,498	$11,732	(33.0)%
Less: Preferred Stock	775	1,269	1,269	1,562	1,562	101.5%	775	1,562	101.5%
Total equity attributable to Holdings' common shareholders	16,723	16,031	14,307	9,131	10,170	(39.2)%	16,723	10,170	(39.2)%
Less: Accumulated other comprehensive income (loss)	3,928	4,188	3,863	740	1,983	(49.5)%	3,928	1,983	(49.5)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$12,795	$11,843	$10,444	$8,391	$8,187	(36.0)%	$12,795	$8,187	(36.0)%

Return on Equity (ex. AOCI) - TTM	0.2%	(2.9)%	(5.4)%	(69.7)%	(35.5)%		0.2%	(35.5)%
Non-GAAP Operating ROE (1)	16.7%	16.3%	17.3%	21.3%	26.8%		16.7%	26.8%

Debt to capital:
Debt to Capital	19.0%	19.2%	20.9%	26.4%	24.6%		19.0%	24.6%
Debt to Capital (ex. AOCI)	23.3%	23.9%	26.0%	27.8%	28.2%		23.3%	28.2%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$(8.94)	$(1.77)	$(2.84)	$(3.46)	$0.23	102.5%	$2.94	$(3.27)	(211.1)%
Non-GAAP Operating Earnings (1)	$0.98	$1.24	$1.65	$1.35	$1.71	74.2%	$2.11	$3.07	45.9%
Book value per common share	$37.21	$36.05	$32.46	$21.32	$24.20	(35.0)%	$37.21	$24.20	(35.0)%
Book value per common share (ex. AOCI)	$28.47	$26.63	$23.70	$19.59	$19.48	(31.6)%	$28.47	$19.48	(31.6)%

Weighted-average common shares outstanding:
Basic	450.4	447.5	442.8	434.2	424.2	(5.8)%	455.8	429.2	(5.8)%
Diluted	450.4	447.5	442.8	434.2	428.3	(4.9)%	457.1	429.2	(6.1)%

Ending common shares outstanding	449.4	444.7	440.8	428.3	420.2	(6.5)%	449.4	420.2	(6.5)%

Return to common shareholders:
Common stock dividend	$77	$76	$75	$74	$76		$146	$150
Repurchase of common shares	25	100	100	430	279		230	709
Total capital returned to common shareholders	$102	$176	$175	$504	$355		$376	$859

Market Values:
S&P 500	3,100	3,363	3,756	3,973	4,298	38.6%	3,100	4,298	38.6%
US 10-Year Treasury	0.7%	0.7%	0.9%	1.7%	1.5%		0.7%	1.5%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

2Q 2021 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	Change	6/30/2020	6/30/2021	Change

Revenues
Policy charges and fee income	$877	$914	$948	$949	$939	7.1%	$1,873	$1,888	0.8%
Premiums	244	221	243	258	241	(1.2)%	533	499	(6.4)%
Net derivative gains (losses)	(6,038)	(1,472)	(3,612)	(2,546)	(1,199)	80.1%	3,362	(3,745)	(211.4)%
Net investment income (loss)	1,022	879	947	884	1,033	1.1%	1,651	1,917	16.1%
Investment gains (losses), net	169	17	554	184	420	148.5%	173	604	249.1%
Investment management and service fees	1,052	1,126	1,294	1,257	1,318	25.3%	2,188	2,575	17.7%
Other income	124	155	142	167	198	59.7%	279	365	30.8%
Total revenues	(2,550)	1,840	516	1,153	2,950	215.7%	10,059	4,103	(59.2)%

Benefits and other deductions
Policyholders’ benefits	736	1,034	780	939	828	12.5%	3,512	1,767	(49.7)%
Interest credited to policyholders’ account balances	307	306	292	291	309	0.7%	624	600	(3.8)%
Compensation and benefits	469	503	598	580	568	21.1%	995	1,148	15.4%
Commissions and distribution related payments	302	342	369	382	397	31.5%	640	779	21.7%
Interest expense	48	52	48	74	51	6.3%	100	125	25.0%
Amortization of deferred policy acquisition costs	162	90	58	87	106	(34.6)%	1,465	193	(86.8)%
Other operating costs and expenses	434	436	392	608	447	3.0%	872	1,055	21.0%
Total benefits and other deductions	2,458	2,763	2,537	2,961	2,706	10.1%	8,208	5,667	(31.0)%

Income (loss) from operations, before income taxes	(5,008)	(923)	(2,021)	(1,808)	244	104.9%	1,851	(1,564)	(184.5)%
Income tax (expense) benefit	1,075	218	885	408	(21)	(102.0)%	(359)	387	207.8%
Net income (loss)	(3,933)	(705)	(1,136)	(1,400)	223	105.7%	1,492	(1,177)	(178.9)%
Less: net (income) loss attributable to the noncontrolling interest	(86)	(74)	(102)	(88)	(100)	(16.3)%	(123)	(188)	(52.8)%
Net income (loss) attributable to Holdings	$(4,019)	$(779)	$(1,238)	$(1,488)	$123	103.1%	$1,369	$(1,365)	(199.7)%
Less: Preferred stock dividends	(10)	(11)	(19)	(13)	(26)	(160.0)%	(23)	(39)	(69.6)%
Net income (loss) available to Holdings' common shareholders	$(4,029)	$(790)	$(1,257)	$(1,501)	$97	102.4%	$1,346	$(1,404)	(204.3)%

Adjustments related to:
Variable annuity product features (1)	$5,722	$1,620	$3,439	$2,267	$1,193		$(1,147)	$3,460
Investment gains (losses), net	(169)	(17)	(554)	(183)	(420)		(173)	(603)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	28	31	23	34	26		55	60
Other adjustments (2) (3) (4)	75	66	116	524	7		770	531
Income tax (expense) benefit related to above adjustments (5)	(1,188)	(357)	(635)	(555)	(171)		104	(726)
Non-recurring tax items	2	4	(403)	1	—		8	1
Non-GAAP Operating earnings (6)	$451	$568	$748	$600	$758		$986	$1,358

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the six months ended June 30, 2020.
(2) Includes separation costs of $16 million,$39 million,$37 million and $71 million for the three months and six months ended June 30, 2021 and 2020.
(3) Includes certain legal accruals related to the cost of insurance litigation of $180 million for the six months ended June 30, 2021. No adjustment was made to prior period operating earnings as the impact was immaterial.
(4) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion for the six months ended June 30, 2020 and other COVID-19 related impacts of $35 million and $86 million for the three and six months ended June 30, 2020.
(5) Includes income taxes of ($7) million and ($554) million for the above related COVID-19 items for the three and six months ended June 30, 2020.
(6) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

2Q 2021 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021

Assets
Total investments	$102,693	$105,778	$109,087	$105,497	$100,467
Cash and cash equivalents	8,364	8,684	6,179	6,795	5,761
Cash and securities segregated, at fair value	1,882	1,869	1,753	1,413	1,073
Broker-dealer related receivables	1,998	1,929	2,223	2,361	2,474
Deferred policy acquisition costs	4,090	4,171	4,243	4,943	4,838
Goodwill and other intangible assets, net	4,756	4,745	4,737	4,744	4,739
Amounts due from reinsurers	4,665	4,580	4,566	4,526	14,462
GMIB reinsurance contract asset, at fair value	2,931	2,818	2,488	1,907	2,026
Current and deferred income taxes	—	—	—	509	428
Other assets	3,724	4,476	3,701	3,859	4,149
Assets held-for-sale	—	—	470	483	—
Separate Accounts assets	118,915	123,446	135,950	139,795	145,565
Total assets	$254,018	$262,496	$275,397	$276,832	$285,982

Liabilities
Policyholders’ account balances	$59,272	$62,726	$66,820	$73,303	$75,169
Future policy benefits and other policyholders’ liabilities	41,506	41,139	39,881	35,922	36,835
Broker-dealer related payables	1,001	760	1,443	2,283	1,643
Customers related payables	3,199	3,461	3,417	3,179	2,942
Amounts due to reinsurers	1,399	1,391	1,381	1,340	1,377
Short-term and long-term debt	4,113	4,114	4,115	4,022	3,920
Income taxes payable	1,822	1,648	749	—	—
Notes issued by consolidated variable interest entities, at fair value using the fair value option	—	—	313	323	746
Other liabilities	3,666	4,864	3,686	3,990	4,439
Liabilities held-for-sale	—	—	322	270	—
Separate Accounts liabilities	118,915	123,446	135,950	139,795	145,565
Total liabilities	234,893	243,549	258,077	264,427	272,636
Redeemable noncontrolling interest	87	95	143	137	42

Equity
Preferred stock	775	1,269	1,269	1,562	1,562
Common stock	5	5	5	5	5
Additional paid-in capital	1,938	1,953	1,985	1,928	1,980
Treasury shares	(2,047)	(2,147)	(2,245)	(2,300)	(2,537)
Retained earnings	12,899	12,032	10,699	8,758	8,739
Accumulated other comprehensive income (loss)	3,928	4,188	3,863	740	1,983
Total equity attributable to Holdings	17,498	17,300	15,576	10,693	11,732
Noncontrolling interest	1,540	1,552	1,601	1,575	1,572
Total equity	19,038	18,852	17,177	12,268	13,304
Total liabilities, redeemable noncontrolling interest and equity	$254,018	$262,496	$275,397	$276,832	$285,982
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

2Q 2021 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	—	—	—	185	82
Total short-term debt	—	—	—	185	82

Total long-term debt	4,113	4,114	4,115	3,837	3,838

Total short-term and long-term debt: [A]	$4,113	$4,114	$4,115	$4,022	$3,920

Equity:
Preferred stock	$775	$1,269	$1,269	$1,562	$1,562
Common stock	$5	$5	$5	$5	$5
Additional paid-in capital	1,938	1,953	1,985	1,928	1,980
Treasury stock, at cost	(2,047)	(2,147)	(2,245)	(2,300)	(2,537)
Retained earnings	12,899	12,032	10,699	8,758	8,739
Accumulated other comprehensive income (loss)	3,928	4,188	3,863	740	1,983
Total equity attributable to Holdings	17,498	17,300	15,576	10,693	11,732
Noncontrolling interest	1,540	1,552	1,601	1,575	1,572
Total equity	$19,038	$18,852	$17,177	$12,268	$13,304

Total equity attributable to Holdings, (ex. AOCI): [B]	$13,570	$13,112	$11,713	$9,953	$9,749

Capital:
Total capitalization (3)	$21,611	$21,414	$19,691	$14,530	$15,570
Total capitalization (ex. AOCI): [A+B] (3)	$17,683	$17,226	$15,828	$13,790	$13,587

Debt to capital:
Debt to capital (2)	19.0%	19.2%	20.9%	26.4%	24.6%
Debt to capital (ex. AOCI) (2)	23.3%	23.9%	26.0%	27.8%	28.2%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	450.5	449.4	444.7	440.8	428.3
Repurchases	(1.2)	(4.7)	(4.0)	(3.2)	(7.1)
Retirements	—	—	—	(11.2)	(1.1)
Issuances	0.1	—	0.1	2.0	0.1
Ending basic common shares outstanding	449.4	444.7	440.8	428.3	420.2
Total potentially dilutive shares	1.4	1.1	—	—	—
Ending common shares outstanding - maximum potential dilution	450.8	445.8	440.8	428.3	420.2
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

2Q 2021 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended June 30, 2021
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$496	$91	$—	$507	$86	$1,180
Net investment income (loss)	351	195	12	271	200	1,029
Net derivative gains (losses)	(69)	(5)	(11)	(10)	(15)	(110)
Investment management, service fees and other income	201	65	1,071	64	115	1,516
Segment revenues	979	346	1,072	832	386	3,615
Benefits and other deductions
Policyholders’ benefits	163	—	—	469	150	782
Interest credited to policyholders’ account balances	67	75	—	134	33	309
Commissions and distribution related payments	75	16	168	42	96	397
Amortization of deferred policy acquisition costs	73	8	—	33	3	117
Compensation, benefits and other operating costs and expenses	99	40	629	78	60	906
Interest expense and financing fees	—	—	—	—	57	57
Segment benefits and other deductions	477	139	797	756	399	2,568
Operating earnings (loss), before income taxes	502	207	275	76	(13)	1,047
Income Taxes	(88)	(36)	(49)	(13)	(2)	(188)
Operating earnings (loss), before noncontrolling interest	414	171	226	63	(15)	859
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(100)	—	(1)	(101)
Operating earnings (loss)	$414	$171	$126	$63	$(16)	$758

	Three Months Ended June 30, 2020
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$493	$68	$—	$468	$96	$1,125
Net investment income (loss)	266	127	32	204	101	730
Net derivative gains (losses)	(123)	4	(31)	5	2	(143)
Investment Management, service fees and other income	164	47	843	51	71	1,176
Segment revenues	800	246	844	728	270	2,888
Benefits and other deductions
Policyholders’ benefits	76	1	—	460	163	700
Interest credited to policyholders’ account balances	81	74	—	137	15	307
Commissions and distribution related payments	60	13	126	35	68	302
Amortization of deferred policy acquisition costs	72	2	—	29	(3)	100
Compensation, benefits and other operating costs and expenses	87	47	523	81	56	794
Interest Expense and Financing Fees	—	—	2	—	52	54
Segment benefits and other deductions	376	137	651	742	351	2,257
Operating earnings (loss), before income taxes	424	109	193	(14)	(81)	631
Income Taxes	(74)	(19)	(32)	2	16	(107)
Operating earnings (loss), before noncontrolling interest	350	90	161	(12)	(65)	524
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(69)	—	(4)	(73)
Operating earnings (loss)	$350	$90	$92	$(12)	$(69)	$451

Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

2Q 2021 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Six Months Ended June 30, 2021
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,018	$177	$—	$1,011	$181	$2,387
Net investment income (loss)	676	375	12	533	343	1,939
Net derivative gains (losses)	(128)	(5)	(9)	(11)	(25)	(178)
Investment Management, service fees and other income	393	128	2,073	125	221	2,940
Segment revenues	1,959	675	2,076	1,658	720	7,088
Benefits and other deductions
Policyholders’ benefits	369	—	—	978	321	1,668
Interest credited to policyholders’ account balances	135	150	—	257	58	600
Commissions and distribution related payments	156	29	330	76	188	779
Amortization of deferred policy acquisition costs	151	13	—	59	(3)	220
Compensation, benefits and other operating costs and expenses	211	95	1,209	163	145	1,823
Interest expense and financing fees	—	—	1	—	115	116
Segment benefits and other deductions	1,022	287	1,540	1,533	824	5,206
Operating earnings (loss), before income taxes	937	388	536	125	(104)	1,882
Income Taxes	(160)	(66)	(93)	(21)	13	(327)
Operating earnings (loss), before noncontrolling interest	777	322	443	104	(91)	1,555
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(196)	—	(1)	(197)
Operating earnings (loss)	$777	$322	$247	$104	$(92)	$1,358

	Six Months Ended June 30, 2020
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$994	$139	$—	$1,030	$201	$2,364
Net investment income (loss)	582	286	(1)	448	217	1,532
Net derivative gains (losses)	356	4	(1)	7	(4)	362
Investment Management, service fees and other income	341	99	1,753	108	167	2,468
Segment revenues	2,273	528	1,751	1,593	581	6,726
Benefits and other deductions
Policyholders’ benefits	748	1	—	960	341	2,050
Interest credited to policyholders’ account balances	163	150	—	264	53	630
Commissions and distribution related payments	132	24	266	75	143	640
Amortization of deferred policy acquisition costs	159	14	—	79	(1)	251
Compensation, benefits and other operating costs and expenses	193	101	1,081	169	132	1,676
Interest Expense and Financing Fees	—	—	4	—	108	112
Segment benefits and other deductions	1,395	290	1,351	1,547	776	5,359
Operating earnings (loss), before income taxes	878	238	400	46	(195)	1,367
Income Taxes	(155)	(42)	(69)	(9)	35	(240)
Operating earnings (loss), before noncontrolling interest	723	196	331	37	(160)	1,127
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(144)	—	3	(141)
Operating earnings (loss)	$723	$196	$187	$37	$(157)	$986

Some Financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

2Q 2021 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021

Assets Under Management

AB AUM
Total AB	$600.0	$630.8	$685.9	$697.2	$738.4
Exclusion for General Account and other Affiliated Accounts	(82.9)	(85.9)	(87.6)	(84.5)	(76.7)
Exclusion for Separate Accounts	(35.6)	(36.6)	(40.5)	(42.2)	(44.4)
AB third party	$481.5	$508.3	$557.8	$570.4	$617.3

Total company AUM
AB third party	$481.5	$508.3	$557.8	$570.4	$617.3
General Account and other Affiliated Accounts (1) (3)	111.1	114.5	115.3	112.3	106.2
Separate Accounts (2) (3)	118.9	123.4	136.0	139.8	145.6
Total AUM	$711.5	$746.3	$809.0	$822.5	$869.1

Total Assets Under Administration (AUA) (4)	$53.5	$56.3	$62.3	$70.1	$75.4

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,333	4,273	4,530	4,369	4,314

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of June 30, 2021, Separate Account and General Account AUM is inclusive of $16.9 billion and $63 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(4) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

2Q 2021 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	Change	6/30/2020	6/30/2021	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$1,631	$1,656	$1,968	$2,386	$2,753	68.8%	$3,549	$5,139	44.8%
Renewal premium and deposits	91	91	81	83	90	(1.1)%	167	173	3.6%
Total Gross Premiums	$1,722	$1,747	$2,049	$2,469	$2,843	65.1%	$3,716	$5,312	42.9%

Group Retirement
First year premiums and deposits	$226	$254	$332	$308	$306	35.4%	$590	$614	4.1%
Renewal premium and deposits	570	452	584	597	623	9.3%	1,131	1,220	7.9%
Total Gross Premiums	$796	$706	$916	$905	$929	16.7%	$1,721	$1,834	6.6%

Protection Solutions
First year premiums and deposits	$89	$76	$95	$98	$100	12.4%	$188	$198	5.3%
Renewal premium and deposits	604	624	653	664	648	7.3%	1,283	1,312	2.3%
Total Gross Premiums	$693	$700	$748	$762	$748	7.9%	$1,471	$1,510	2.7%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$8.8	$8.3	$9.9	$4.9	$17.6	100.0%	$12.7	$22.5	77.2%
Retail (3)	19.6	17.5	17.7	23.0	23.8	21.4%	43.8	46.9	7.1%
Private Wealth Management	3.4	3.5	3.7	5.4	3.6	5.9%	7.0	9.0	28.6%
Firmwide Gross Sales (3)	$31.8	$29.3	$31.3	$33.3	$45.0	41.5%	$63.5	$78.4	23.5%

Gross sales by investment service
Equity Active	$13.8	$12.0	$13.5	$15.6	$18.3	32.6%	$25.9	$33.9	30.9%
Equity Passive (1)	—	1.2	0.1	0.2	0.4	100.0%	0.4	0.6	50.0%
Fixed Income - Taxable	15.0	11.0	13.6	12.4	16.3	8.7%	29.7	28.7	(3.4)%
Fixed Income - Tax-Exempt (3)	2.3	2.2	2.8	3.4	3.2	39.1%	5.2	6.7	28.8%
Fixed Income Passive (1)	—	—	—	—	0.8	100.0%	0.1	0.8	700.0%
Alternatives/Multi-Asset Solutions (2)	0.7	2.9	1.3	1.7	6.0	757.1%	2.2	7.7	250.0%
Firmwide Gross Sales (3)	$31.8	$29.3	$31.3	$33.3	$45.0	41.5%	$63.5	$78.4	23.5%

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of our Alternatives and Multi-Asset Solutions services, we updated the investment service line to “Alternatives and Multi-Asset Solutions."

(3) AB line item does not cross foot for the six months ended 2021 due to rounding.

2Q 2021 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

2Q 2021 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	Change	6/30/2020	6/30/2021	Change

Revenues
Policy charges, fee income and premiums	$493	$519	$521	$522	$496	0.6%	$994	$1,018	2.4%
Net investment income (loss)	266	324	340	325	351	32.0%	582	676	16.2%
Net derivative gains (losses)	(123)	58	(83)	(59)	(69)	43.9%	356	(128)	(136.0)%
Investment management, service fees and other income	164	178	181	192	201	22.6%	341	393	15.2%
Segment revenues	800	1,079	959	980	979	22.4%	2,273	1,959	(13.8)%

Benefits and other deductions
Policyholders’ benefits	76	298	161	206	163	114.5%	748	369	(50.7)%
Interest credited to policyholders’ account balances	81	78	71	68	67	(17.3)%	163	135	(17.2)%
Commissions and distribution-related payments	60	71	78	81	75	25.0%	132	156	18.2%
Amortization of deferred policy acquisition costs	72	94	46	78	73	1.4%	159	151	(5.0)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	87	93	96	112	99	13.8%	193	211	9.3%
Segment benefits and other deductions	376	634	452	545	477	26.9%	1,395	1,022	(26.7)%

Operating earnings (loss), before income taxes	424	445	507	435	502	18.4%	878	937	6.7%
Income taxes	(74)	(74)	(65)	(72)	(88)	(18.9)%	(155)	(160)	(3.2)%
Operating earnings (loss), before noncontrolling interest	350	371	442	363	414	18.3%	723	777	7.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$350	$371	$442	$363	$414	18.3%	$723	$777	7.5%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,580	$1,486	$1,536	$1,526	$1,590	0.6%	$1,580	$1,590	0.6%
Average capital - TTM: [B]	$7,004	$6,682	$6,352	$6,248	$6,426	(8.3)%	$7,004	$6,426	(8.3)%
Non-GAAP Operating ROC - TTM (1): [A/B]	22.6%	22.2%	24.2%	24.4%	24.8%		22.6%	24.8%

Average Account Value (TTM)	$102,583	$103,546	$105,663	$112,460	$113,609	10.7%	$102,583	$113,609	10.7%

Return on assets (TTM)	1.87%	1.74%	1.73%	1.61%	1.66%		1.87%	1.66%

Net flows
Current Product Offering	$656	$351	$534	$559	$762	16.2%	$1,271	$1,321	4.0%
Fixed Rate (3)	(709)	(778)	(863)	(1,075)	(940)	(32.6)%	(1,644)	(2,015)	(22.6)%
Net flows	$(53)	$(427)	$(329)	$(516)	$(178)	(235.8)%	$(373)	$(694)	(86.1)%

First year premiums and deposits	$1,631	$1,656	$1,968	$2,386	$2,753	68.8%	$3,549	$5,139	44.8%

In-force Policy Count by Product (in thousands) (2):
Current product offering	556	557	560	561	564		556	564
Fixed rate	347	342	338	333	328		347	328
Total	903	899	898	894	892		903	892

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and
"Glossary of Selected Financial and Product Terms" sections of this document.
(2) In-force Policy Count by Product presented on a gross basis including 108 thousand ceded policies related to the Venerable transaction.
(3) Net flows of ($120) million not included as it relates to AV ceded to Venerable.

2Q 2021 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	6/30/2020	6/30/2021

Sales Metrics
First Year Premiums by Product:
SCS	$987	$1,166	$1,511	$1,752	$1,905	$2,214	$3,657
Retirement Cornerstone	465	324	256	369	454	926	823
Investment Edge	89	97	130	184	301	221	485
Other	90	69	71	81	93	188	174
Total First Year Premiums	$1,631	$1,656	$1,968	$2,386	$2,753	$3,549	$5,139

First Year Premiums by Guarantee:
Non-GMxB	$1,093	$1,255	$1,617	$1,919	$2,168	$2,470	$4,087
ROP death benefit only	119	134	144	179	203	254	382
Total non-GMxB & ROP death benefit only	1,212	1,389	1,761	2,098	2,371	2,724	4,469
Floating rate GMxB	409	266	205	287	381	807	668
Fixed rate GMxB	10	1	2	1	1	18	2
Total First Year Premiums	$1,631	$1,656	$1,968	$2,386	$2,753	$3,549	$5,139

Account Values
General Account:
Balance as of beginning of period	$23,862	$27,075	$28,376	$30,783	$32,259	$26,108	$30,783
Gross premiums (4)	956	915	1,409	1,388	1,760	2,332	3,148
Surrenders, withdrawals and benefits	(378)	(528)	(572)	(684)	(787)	(855)	(1,471)
Net flows (1)	578	387	837	704	973	1,477	1,677
Investment performance, interest credited and policy charges (1)	2,635	914	1,570	772	917	(501)	1,689
Ceded to Venerable (2)	—	—	—	—	(61)	—	(61)
Other (3)	—	—	—	—	2	(6)	2
Reclassified to Assets held-for-sale	—	—	—	—	—	(3)	—
Balance as of end of period	$27,075	$28,376	$30,783	$32,259	$34,090	$27,075	$34,090
Separate Accounts:
Balance as of beginning of period	$69,727	$76,765	$79,455	$86,607	$88,521	$82,814	$86,607
Gross premiums (4)	763	820	640	1,081	1,061	1,377	2,142
Surrenders, withdrawals and benefits	(1,394)	(1,634)	(1,806)	(2,301)	(2,212)	(3,227)	(4,513)
Net flows (1)	(631)	(814)	(1,166)	(1,220)	(1,151)	(1,850)	(2,371)
Investment performance, interest credited and policy charges (1)	7,669	3,504	8,318	3,134	3,786	(4,199)	6,920
Ceded to Venerable (2)	—	—	—	—	(16,866)	—	(16,866)
Other (3)	—	—	—	—	55	—	55
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$76,765	$79,455	$86,607	$88,521	$74,345	$76,765	$74,345
Total:
Balance as of beginning of period	$93,589	$103,840	$107,831	$117,390	$120,780	$108,922	$117,390
Gross premiums (4)	1,719	1,735	2,049	2,469	2,821	3,709	5,290
Surrenders, withdrawals and benefits	(1,772)	(2,162)	(2,378)	(2,985)	(2,999)	(4,082)	(5,984)
Net flows (1)	(53)	(427)	(329)	(516)	(178)	(373)	(694)
Investment performance, interest credited and policy charges (1)	10,304	4,418	9,888	3,906	4,703	(4,700)	8,609
Ceded to Venerable (2)	—	—	—	—	(16,927)	—	(16,927)
Other (3)	—	—	—	—	57	(6)	57
Reclassified to Assets held-for-sale	—	—	—	—	—	(3)	—
Balance as of end of period	$103,840	$107,831	$117,390	$120,780	$108,435	$103,840	$108,435

Net Amount at Risk (NAR)
Total GMIB NAR	$14,234	$13,403	$10,461	$8,049	$3,820	$14,234	$3,820
Total GMDB NAR	22,134	21,061	18,271	17,562	9,002	22,134	9,002
Reserves (Net of Reinsurance)
GMIB Reserves	$15,267	$14,984	$14,246	$11,680	$4,606	$15,267	$4,606
GMDB Reserves	4,897	5,021	5,006	4,999	2,829	4,897	2,829
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$20,164	$20,005	$19,252	$16,679	$7,435	$20,164	$7,435
Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Net flows of ($120) million and Investment performance, interest credited and policy charges of $148 million not included as it relates to the activity from June 1, 2021 to June 30, 2021 for the AV ceded to Venerable.

2Q 2021 Financial Supplement	14

(2) Effective June 1, 2021, AV excludes activity related to ceded AV to Venerable. In addition, roll-forward reflects the AV ceded to Venerable as of the transaction date. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(3) For the three and six months ended June 30, 2021, amounts reflect AV transfer of a closed block of GMxB business from GR to IR. For the six months ended June 30, 2020, amounts are primarily related to our fixed income annuity (“FIA”) contracts which were previously reported as Policyholders’ account balances in the consolidated balance sheets and therefore included in our definition of “Account Value”. Effective January 1, 2020, FIAs are reported as future policy benefits and other policyholders’ liabilities in the consolidated balance sheets and accordingly were excluded from Account Value.
(4) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

2Q 2021 Financial Supplement	15

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	Change	6/30/2020	6/30/2021	Change

Revenues
Policy charges, fee income and premiums	$68	$75	$81	$86	$91	33.8%	$139	$177	27.3%
Net investment income (loss)	127	174	181	180	195	53.5%	286	375	31.1%
Net derivative gains (losses)	4	(3)	—	—	(5)	(225.0)%	4	(5)	(225.0)%
Investment management, service fees and other income	47	55	57	63	65	38.3%	99	128	29.3%
Segment revenues	246	301	319	329	346	40.7%	528	675	27.8%

Benefits and other deductions
Policyholder benefits	1	1	—	—	—	(100.0)%	1	—	(100.0)%
Interest credited to policyholders’ account balances	74	76	77	75	75	1.4%	150	150	—%
Commissions and distribution-related payments	13	9	12	13	16	23.1%	24	29	20.8%
Amortization of deferred policy acquisition costs	2	14	(7)	5	8	300.0%	14	13	(7.1)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	47	46	45	55	40	(14.9)%	101	95	(5.9)%
Segment benefits and other deductions	137	146	127	148	139	1.5%	290	287	(1.0)%

Operating earnings (loss), before income taxes	109	155	192	181	207	89.9%	238	388	63.0%
Income taxes	(19)	(26)	(26)	(30)	(36)	(89.5)%	(42)	(66)	(57.1)%
Operating earnings (loss), before noncontrolling interest	90	129	166	151	171	90.0%	196	322	64.3%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$90	$129	$166	$151	$171	90.0%	$196	$322	64.3%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$410	$434	$491	$536	$617	50.5	$410	$617	50.5%
Average capital - TTM: [B]	$1,204	$1,136	$1,073	$1,090	$1,108	(8.0)	$1,204	$1,108	(8.0)%
Non-GAAP Operating ROC - TTM (1): [A/B]	34.1%	38.3%	45.8%	49.1%	55.5%		34.1%	55.5%

Average Account Value (TTM)	$36,045	$36,708	$37,853	$40,553	$42,762	18.6%	$36,045	$42,762	18.6%

Return on assets (TTM)	1.38%	1.43%	1.55%	1.57%	1.72%		1.38%	1.72%

Net flows	$216	$(93)	$45	$(51)	$68	(68.5)%	$344	$17	(95.1)%

Gross premiums	$796	$706	$916	$905	$929	16.7%	$1,721	$1,834	6.6%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

2Q 2021 Financial Supplement	16

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	6/30/2020	6/30/2021

Sales Metrics
Gross premiums:
First-year premiums	$226	$254	$332	$308	$306	$590	$614
Renewal premiums	570	452	584	597	623	1,131	1,220
Group Retirement premiums	$796	$706	$916	$905	$929	$1,721	$1,834

Gross premiums by market:
Tax-exempt	$162	$173	$175	$179	$187	$376	$366
Corporate	55	72	130	119	107	190	226
Other	9	9	27	10	12	24	22
Total First Year Premiums	226	254	332	308	306	590	614
Tax-exempt	448	320	452	447	481	860	928
Corporate	81	87	85	96	93	170	189
Other	41	45	47	54	49	101	103
Total renewal premiums	570	452	584	597	623	1,131	1,220
Group Retirement premiums by market	$796	$706	$916	$905	$929	$1,721	$1,834

Account Values
General Account:
Balance as of beginning of period	$12,257	$12,420	$12,627	$12,826	$12,924	$12,071	$12,826
Gross premiums	259	355	376	288	225	706	513
Surrenders, withdrawals and benefits	(217)	(239)	(274)	(278)	(251)	(497)	(529)
Net flows	42	116	102	10	(26)	209	(16)
Investment performance, interest credited and policy charges	121	91	97	88	87	140	175
Other (1)	—	—	—	—	(2)	—	(2)
Balance as of end of period	$12,420	$12,627	$12,826	$12,924	$12,983	$12,420	$12,983

Separate Accounts:
Balance as of beginning of period	$20,891	$24,670	$26,088	$29,633	$31,026	$25,809	$29,633
Gross premiums	537	351	540	617	703	1,015	1,320
Surrenders, withdrawals and benefits	(363)	(560)	(597)	(678)	(609)	(880)	(1,287)
Net flows	174	(209)	(57)	(61)	94	135	33
Investment performance, interest credited and policy charges	3,605	1,627	3,602	1,454	1,875	(1,274)	3,329
Other (1)	—	—	—	—	(55)	—	(55)
Balance as of end of period	$24,670	$26,088	$29,633	$31,026	$32,940	$24,670	$32,940

Total:
Balance as of beginning of period	$33,148	$37,090	$38,715	$42,459	$43,950	$37,880	$42,459
Gross premiums	796	706	916	905	928	1,721	1,833
Surrenders, withdrawals and benefits	(580)	(799)	(871)	(956)	(860)	(1,377)	(1,816)
Net flows	216	(93)	45	(51)	68	344	17
Investment performance, interest credited and policy charges	3,726	1,718	3,699	1,542	1,962	(1,134)	3,504
Other (1)	—	—	—	—	(57)	—	(57)
Balance as of end of period	$37,090	$38,715	$42,459	$43,950	$45,923	$37,090	$45,923
(1) For the three and six months ended June 30, 2021, amounts reflect AV transfer of GMxB closed block business from GR to IR.

2Q 2021 Financial Supplement	17

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	Change	6/30/2020	6/30/2021	Change

Revenues
Net investment income (loss)	$32	$13	$19	$—	$12	(62.5)%	$(1)	$12	N/M
Net derivative gains (losses)	(31)	(14)	(21)	2	(11)	64.5%	(1)	(9)	(800.0)%
Investment management, service fees and other income	843	900	1,055	1,002	1,071	27.0%	1,753	2,073	18.3%
Segment Revenues	844	899	1,053	1,004	1,072	27.0%	1,751	2,076	18.6%

Benefits and other deductions
Commissions and distribution-related payments	126	148	155	162	168	33.3%	266	330	24.1%
Compensation, benefits and other operating costs and expenses	523	531	599	580	629	20.3%	1,081	1,209	11.8%
Interest expense and financing fees	2	1	1	1	—	(100.0)%	4	1	(75.0)%
Total benefits and other deductions	651	680	755	743	797	22.4%	1,351	1,540	14.0%

Operating earnings (loss), before income taxes	193	219	298	261	275	42.5%	400	536	34.0%
Income taxes	(32)	(40)	(52)	(44)	(49)	(53.1)%	(69)	(93)	(34.8)%
Operating earnings (loss), before noncontrolling interest	161	179	246	217	226	40.4%	331	443	33.8%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(69)	(75)	(105)	(96)	(100)	(44.9)%	(144)	(196)	(36.1)%
Operating earnings (loss)	$92	$104	$141	$121	$126	37.0%	$187	$247	32.1%

Summary Metrics

Adjusted operating margin (1)	27.9%	29.7%	34.2%	31.7%	31.7%		27.8%	31.7%

Net flows (in billions USD)	$(3.3)	$3.1	$3.2	$5.2	$6.2		$(8.9)	$11.5

Total AUM (in billions USD)	$600.0	$630.8	$685.9	$697.2	$738.4		$600.0	$738.4

Ownership Structure of AB

Holdings and its subsidiaries	63.7%	63.8%	63.3%	62.8%	62.9%		63.7%	62.9%
AB Holding	35.5%	35.5%	36.0%	36.5%	36.3%		35.5%	36.3%
Unaffiliated holders	0.8%	0.7%	0.7%	0.7%	0.8%		0.8%	0.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	65.2%	65.3%	64.8%	64.3%	64.4%		65.2%	64.4%
EQH average economic interest	65.2%	65.2%	65.1%	64.2%	64.4%		65.0%	64.3%

Units of limited partnership outstanding (in millions)	268.6	268.4	270.5	272.7	272.0		268.6	272.0
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

2Q 2021 Financial Supplement	18

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021

AUM Roll-forward
Balance as of beginning of period	$541.8	$600.0	$630.8	$685.9	$697.2
Sales/new accounts	31.8	29.3	31.3	33.3	45.0
Redemptions/terminations	(31.4)	(23.2)	(22.0)	(24.2)	(32.4)
Cash flow/unreinvested dividends	(3.7)	(3.0)	(6.1)	(3.9)	(6.4)
Net long-term (outflows) inflows	(3.3)	3.1	3.2	5.2	6.2
Acquisition	—	—	—	—	—
Market appreciation (depreciation)	61.5	27.7	51.9	6.1	35.0
Net change	58.2	30.8	55.1	11.3	41.2
Balance as of end of period	$600.0	$630.8	$685.9	$697.2	$738.4

Ending Assets by distribution channel
Institutions	$276.2	$289.5	$315.6	$314.7	$329.1
Retail	229.5	242.9	265.3	272.3	293.7
Private Wealth Management	94.3	98.4	105.0	110.2	115.6
Total	$600.0	$630.8	$685.9	$697.2	$738.4

Ending Assets by investment service
Equity
Actively Managed	$173.1	$188.8	$217.8	$231.8	$256.7
Passively Managed (1)	54.3	57.5	64.5	66.3	69.5
Total Equity	$227.4	$246.3	$282.3	$298.1	$326.2
Fixed Income
Actively Managed	$295.0	$302.0	$313.5	$304.0	$306.3
Passively Managed (1)	9.9	9.0	8.5	8.3	9.3
Total Fixed Income	304.9	311.0	322.0	312.3	315.6
Total Alternatives/Multi-Asset Solutions (2)	67.7	73.5	81.6	86.8	96.6
Total	$600.0	$630.8	$685.9	$697.2	$738.4

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of our Alternatives and Multi-Asset Solutions services, we updated the investment service line to “Alternatives and Multi-Asset Solutions."

2Q 2021 Financial Supplement	19

Investment Management and Research - Net Flows
	For the Three Months Ended					Six Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	6/30/2020	6/30/2021
Net Flows by Distribution Channel
Institutions
US	$(4.8)	$(0.6)	$3.4	$(1.7)	$(1.9)	$(3.9)	$(3.6)
Global and Non-US	(1.6)	2.7	1.6	2.5	2.8	(2.1)	5.3
Total Institutions	$(6.4)	$2.1	$5.0	$0.8	$0.9	$(6.0)	$1.7
Retail
US	$1.7	$1.2	$1.0	$3.6	$5.2	$0.8	$8.8
Global and Non-US	2.1	(0.5)	(1.7)	(0.9)	—	(2.4)	(0.9)
Total Retail	$3.8	$0.7	$(0.7)	$2.7	$5.2	$(1.6)	$7.9
Private Wealth
US (4)	$(0.2)	$0.5	$(1.2)	$0.8	$(0.7)	$(0.6)	$0.2
Global and Non-US	(0.5)	(0.2)	0.1	0.9	0.8	(0.7)	1.7
Total Private Wealth (4)	$(0.7)	$0.3	$(1.1)	$1.7	$0.1	$(1.3)	$1.9
Total Net Flows by Distribution Channel (4)	$(3.3)	$3.1	$3.2	$5.2	$6.2	$(8.9)	$11.5
Net Flows by Investment Service
Equity Active
US	$2.2	$1.2	$0.5	$2.0	$4.3	$1.8	$6.3
Global and Non-US	0.6	1.0	0.5	1.7	1.3	2.4	3.0
Total Equity Active	$2.8	$2.2	$1.0	$3.7	$5.6	$4.2	$9.3
Equity Passive (1)
US	$(1.6)	$(1.8)	$(0.8)	$(1.6)	$(1.1)	$(1.4)	$(2.7)
Global and Non-US	0.1	0.8	(0.1)	(0.4)	(0.6)	(1.4)	(1.0)
Total Equity Passive (1)	$(1.5)	$(1.0)	$(0.9)	$(2.0)	$(1.7)	$(2.8)	$(3.7)
Fixed Income - Taxable (3)
US (4)	$(3.9)	$1.1	$3.4	$0.2	$(2.6)	$(3.7)	$(2.3)
Global and Non-US	(1.2)	(1.3)	(1.4)	(1.0)	(2.7)	(7.8)	(3.7)
Total Fixed Income - Taxable (4)	$(5.1)	$(0.2)	$2.0	$(0.8)	$(5.3)	$(11.5)	$(6.0)
Fixed Income - Tax-Exempt
US	$(0.3)	$0.8	$0.5	$1.6	$1.5	$(0.3)	$3.1
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$(0.3)	$0.8	$0.5	$1.6	$1.5	$(0.3)	$3.1
Fixed Income - Passive (1)
US	$(0.1)	$(0.3)	$(0.4)	$0.2	$0.1	$(0.3)	$0.3
Global and Non-US	(0.5)	(0.8)	(0.2)	—	0.8	0.4	0.8
Total Fixed Income - Passive (1)	$(0.6)	$(1.1)	$(0.6)	$0.2	$0.9	$0.1	$1.1
Alternatives/Multi-Asset Solutions (2)
US	$0.4	$0.1	$—	$0.3	$0.4	$0.2	$0.7
Global and Non-US	1.0	2.3	1.2	2.2	4.8	1.2	7.0
Total Alternatives/Multi-Asset Solutions (2)	$1.4	$2.4	$1.2	$2.5	$5.2	$1.4	$7.7
Total Net Flows by Investment Service	$(3.3)	$3.1	$3.2	$5.2	$6.2	$(8.9)	$11.5
Active vs. Passive Net Flows
Actively Managed
Equity	$2.8	$2.2	$1.0	$3.7	$5.6	$4.2	$9.3
Fixed Income (3) (4)	(5.4)	0.6	2.5	0.8	(3.8)	(11.8)	(2.9)
Alternatives/Multi-Asset Solutions (2) (4)	1.3	2.3	1.0	2.0	4.9	1.1	6.8
Total	$(1.3)	$5.1	$4.5	$6.5	$6.7	$(6.5)	$13.2
Passively Managed (1)
Equity	$(1.5)	$(1.0)	$(0.9)	$(2.0)	$(1.7)	$(2.8)	$(3.7)
Fixed Income	(0.6)	(1.1)	(0.6)	0.2	0.9	0.1	1.1
Alternatives/Multi-Asset Solutions (2) (4)	0.1	0.1	0.2	0.5	0.3	0.3	0.9
Total (4)	$(2.0)	$(2.0)	$(1.3)	$(1.3)	$(0.5)	$(2.4)	$(1.7)
Total Active vs Passive Net Flows	$(3.3)	$3.1	$3.2	$5.2	$6.2	$(8.9)	$11.5
Notes:
(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services. Prior to December 31, 2020, this investment service line was disclosed as “Other.” In order to reflect the increasing significance of Alternatives and Multi-Asset Solutions services, the investment service line was updated to “Alternatives and Multi-Asset Solutions."

(3) Fixed income – taxable investment service net flows include $4.2 billion of AXA's redemptions of certain low-fee fixed income mandates for the twelve-month period ended June 30, 2021. Discrete quarterly outflows for periods presented were as follows: $7.9 billion, $2.2 billion and $0.7 billion for the second, third and fourth quarter of 2020, respectively, as well as $0.0 billion for first quarter 2021 and $1.3 billion for second quarter 2021.
(4) AB line item does not cross foot for the six months ended 2021 due to rounding.

2Q 2021 Financial Supplement	20

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	Change	6/30/2020	6/30/2021	Change

Revenues
Policy charges, fee income and premiums	$468	$450	$490	$504	$507	8.3%	$1,030	$1,011	(1.8)%
Net investment income (loss)	204	240	256	262	271	32.8%	448	533	19.0%
Net derivative gains (losses)	5	3	(5)	(1)	(10)	(300.0)%	7	(11)	(257.1)%
Investment management, service fees and other income	51	58	59	61	64	25.5%	108	125	15.7%
Segment revenues	728	751	800	826	832	14.3%	1,593	1,658	4.1%

Benefits and other deductions
Policyholders’ benefits	460	455	460	509	469	2.0%	960	978	1.9%
Interest credited to policyholders’ account balances	137	130	120	123	134	(2.2)%	264	257	(2.7)%
Commissions and distribution-related payments	35	40	45	34	42	20.0%	75	76	1.3%
Amortization of deferred policy acquisition costs	29	(16)	21	26	33	13.8%	79	59	(25.3)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	81	82	86	85	78	(3.7)%	169	163	(3.6)%
Segment benefits and other deductions	742	691	732	777	756	1.9%	1,547	1,533	(0.9)%

Operating earnings (loss), before income taxes	(14)	60	68	49	76	642.9%	46	125	171.7%
Income taxes	2	(9)	(10)	(8)	(13)	(750.0)%	(9)	(21)	(133.3)%
Operating earnings (loss), before noncontrolling interest	(12)	51	58	41	63	625.0%	37	104	181.1%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$(12)	$51	$58	$41	$63	625.0%	$37	$104	181.1%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$266	$217	$146	$138	$213	(19.9)%	$266	$213	(19.9)%
Average capital - TTM: [B]	$2,591	$2,370	$2,170	$2,145	$2,137	(17.5)%	$2,591	$2,137	(17.5)%
Non-GAAP Operating ROC - TTM (1): [A/B]	10.3%	9.2%	6.7%	6.5%	10.0%		10.3%	10.0%

Benefit ratio	82.0%	77.9%	72.5%	76.5%	72.5%		76.8%	74.5%

Gross written premiums	$693	$700	$748	$762	$748	7.9%	$1,471	$1,510	2.7%

Annualized premiums	$57	$49	$59	$69	$67	17.5%	$113	$136	20.4%

Total in-force face amount (in billions USD) (2)	$419.1	$419.9	$420.6	$421.3	$422.4	0.8%	$419.1	$422.4	0.8%

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.
(2) Total in-force face amount presented on a gross basis including ceded policies.

2Q 2021 Financial Supplement	21

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	6/30/2020	6/30/2021

Sales Metrics
First Year Premiums by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	41	28	26	21	10	90	31
Variable Universal Life	29	31	49	52	67	64	119
Term	5	5	4	5	4	9	9
Employee Benefits	14	12	15	20	19	25	39
Other (1)	—	—	1	—	—	—	—
Total	$89	$76	$95	$98	$100	$188	$198

Renewals by Product Line:
Universal Life	$201	$223	$205	$201	$204	$417	$405
Indexed Universal Life	67	63	74	76	75	139	151
Variable Universal Life	225	226	253	256	238	468	494
Term	83	81	91	97	94	203	191
Employee Benefits	24	26	25	30	32	47	62
Other (1)	4	5	5	4	5	9	9
Total	604	624	653	664	648	1,283	1,312
Total Gross Premiums	$693	$700	$748	$762	$748	$1,471	$1,510

In-force Metrics
In-force Face Amount by Product (2) (in billions):
Universal Life (3)	$49.9	$49.5	$48.7	$48.0	$47.3	$49.9	$47.3
Indexed Universal Life	27.0	27.5	27.7	28.0	28.0	27.0	28.0
Variable Universal Life (4)	126.4	126.7	127.7	128.5	129.8	126.4	129.8
Term	214.4	214.9	215.2	215.5	216.0	214.4	216.0
Whole Life	1.4	1.3	1.3	1.3	1.3	1.4	1.3
Total	$419.1	$419.9	$420.6	$421.3	$422.4	$419.1	$422.4

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	149	147	144	142	140	149	140
Indexed Universal Life	62	63	64	64	64	62	64
Variable Universal Life (4)	294	292	291	290	290	294	290
Term	267	268	268	268	268	267	268
Whole Life	17	17	17	17	17	17	17
Total	789	787	784	781	779	789	779

Protection Solutions Reserves
General Account	$17,930	$18,691	$18,905	$18,401	$18,588	$17,930	$18,588
Separate Accounts	12,928	13,190	14,771	15,387	16,281	12,928	16,281
Total	$30,858	$31,881	$33,676	$33,788	$34,869	$30,858	$34,869

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

2Q 2021 Financial Supplement	22

Investments

2Q 2021 Financial Supplement	23

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2020		June 30, 2021
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value (5)	$81,638	70.8%	$75,755	71.3%
Fixed maturities, at fair value using the fair value option	389	0.3%	941	0.9%
Mortgage loans on real estate	13,159	11.4%	13,384	12.6%
Policy loans	4,118	3.6%	4,048	3.8%
Other equity investments (4)	1,502	1.3%	2,563	2.4%
Other invested assets	2,728	2.4%	2,738	2.6%
Subtotal investment assets	103,534	89.8%	99,429	93.6%
Trading securities	5,553	4.8%	1,038	1.0%
Total investments	109,087	94.6%	100,467	94.6%
Cash and cash equivalents	6,179	5.4%	5,761	5.4%
Total	$115,266	100.0%	$106,228	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$14,411	20.1%	$12,257	17.7%
Manufacturing	13,040	18.2%	11,993	17.3%
Utilities	6,352	8.9%	5,705	8.2%
Services	7,830	10.9%	7,456	10.7%
Energy	4,084	5.7%	3,832	5.5%
Retail and wholesale	3,747	5.2%	3,474	5.0%
Transportation	2,424	3.4%	1,931	2.8%
Other	157	0.2%	129	0.2%
Total corporate securities	52,045	72.5%	46,777	67.4%
U.S. government and agency	12,660	17.6%	14,548	21.0%
Residential mortgage-backed (2)	130	0.2%	108	0.2%
Preferred stock	621	0.9%	71	0.1%
State & municipal	536	0.7%	550	0.8%
Foreign governments	1,011	1.4%	907	1.3%
Commercial mortgage-backed	1,148	1.6%	1,566	2.3%
Asset-backed securities	3,587	5.0%	4,880	7.0%
Total	$71,738	100.0%	$69,407	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,146	61.5%	$43,763	63.1%
Baa (NAIC Designation 2)	25,285	35.2%	23,119	33.3%
Investment grade	69,431	96.8%	66,882	96.4%
Below investment grade (NAIC Designation 3,4,5 and 6)	2,307	3.2%	2,525	3.6%
Total	$71,738	100.0%	$69,407	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.
(4) Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see 10-Q Note 2 Significant Accounting Policies – Investments).
(5) Decrease in AFS Fixed Maturities as of 6/30/2021 is primarily due to transferred assets related to Venerable reinsurance transaction. Please refer to Note 1 Organization of the 10-Q for additional information.

2Q 2021 Financial Supplement	24

Consolidated Results of General Account Investment Portfolio

	For the Six Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	June 30, 2020		June 30, 2021		December 31, 2020
	Yield	Amount (1)	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:
Income (loss)	3.54%	$1,138	3.41%	$1,220	3.46%	$2,318
Ending assets		67,302		69,407		71,738
Mortgages:
Income (loss)	4.14%	252	4.11%	273	4.13%	517
Ending assets		12,523		13,384		13,159
Other Equity Investments (2):
Income (loss)	(5.66)%	(43)	18.35%	220	6.14%	95
Ending assets		1,497		2,588		1,621
Policy Loans:
Income	5.51%	103	5.37%	110	5.28%	204
Ending assets		3,689		4,048		4,118
Cash and Short-term Investments:
Income	0.04%	1	(0.04)%	(1)	0.03%	1
Ending assets		4,567		1,679		2,095
Funding Agreements:
Interest expense and other		(46)		(31)		(75)
Ending (liabilities)		(6,700)		(8,224)		(6,897)
Total invested Assets:
Income	3.53%	1,405	4.22%	1,791	3.72%	3,060
Ending assets		82,878		82,882		85,834
Short Duration Fixed Maturities:
Income (loss)	3.35%	96	4.38%	74	3.39%	184
Ending assets		5,755		546		4,704
Total Net Investment Income:
Investment income	3.51%	1,501	4.23%	1,865	3.70%	3,244
Less: investment fees	(0.12)%	(49)	(0.12)%	(54)	(0.12)%	(107)
Investment income, net	3.40%	$1,452	4.10%	$1,811	3.57%	$3,137
General Account Ending Net Assets		$88,633		$83,428		$90,538
Operating Earnings adjustments:
Funding Agreements interest expense		46		31		75
AB and other non-General Account investment income		146		97		151
Operating Net investment income (loss)		$1,644		$1,939		$3,363
Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(2) Effective January 1, 2021, certain preferred stock have been reclassified to other equity investments (see 10-Q Note 2 Significant Accounting Policies – Investments).

2Q 2021 Financial Supplement	25

Additional Information

2Q 2021 Financial Supplement	26

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	6/30/2020	6/30/2021

TOTAL
Beginning balance (1)	$4,697	$4,090	$4,171	$4,243	$4,943	$5,840	$4,243
Capitalization of commissions, sales and issue expenses	155	148	181	186	220	340	406
Amortization	(162)	(90)	(59)	(87)	(106)	(1,464)	(193)
Change in unrealized investment gains and losses	(600)	23	(50)	601	(219)	(627)	382
Reclassified to Assets held-for-sale	—	—	—	—	—	1	—
Ending balance	$4,090	$4,171	$4,243	$4,943	$4,838	$4,090	$4,838

Individual Retirement
Beginning balance	$3,401	$3,134	$3,128	$3,178	$3,390	$3,285	$3,178
Capitalization of commissions, sales and issue expenses	93	90	110	123	149	205	272
Amortization	(90)	(91)	(41)	(61)	(58)	(189)	(119)
Change in unrealized investment gains and losses	(270)	(5)	(19)	150	(88)	(167)	62
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,134	$3,128	$3,178	$3,390	$3,393	$3,134	$3,393

Group Retirement
Beginning balance	$626	$596	$601	$632	$705	$659	$632
Capitalization of commissions, sales and issue expenses	19	21	27	21	22	45	43
Amortization	(5)	(15)	7	(6)	(9)	(65)	(15)
Change in unrealized investment gains and losses	(44)	(1)	(3)	58	(16)	(43)	42
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$596	$601	$632	$705	$702	$596	$702

Protection Solutions
Beginning balance	$610	$344	$426	$418	$836	$1,880	$418
Capitalization of commissions, sales and issue expenses	43	37	44	42	49	90	91
Amortization	(71)	15	(24)	(27)	(34)	(1,212)	(61)
Change in unrealized investment gains and losses	(238)	30	(28)	403	(119)	(415)	284
Reclassified to Assets held-for-sale	—	—	—	—	—	1	—
Ending balance	$344	$426	$418	$836	$732	$344	$732

Corporate and Other
Beginning balance (1)	$60	$16	$16	$15	$12	$16	$15
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	—	—
Amortization	4	1	(1)	7	(5)	2	2
Change in unrealized investment gains and losses	(48)	(1)	—	(10)	4	(2)	(6)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$16	$16	$15	$12	$11	$16	$11

Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) June 30, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

2Q 2021 Financial Supplement	27

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP operating earnings, Non-GAAP Operating ROE, Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP operating earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP operating earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments, including extraordinary economic conditions or events such as COVID-19; and (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses associated with equity securities and certain legal accruals; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP operating earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP operating earnings.

2Q 2021 Financial Supplement	28

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment
We report Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a Non-GAAP financial measure used to evaluate our profitability on a consolidated basis and by segment, respectively.
We calculate Non-GAAP Operating ROE by dividing Non-GAAP operating earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities.
Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management and Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment.
For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels, reflecting the NAIC RBC framework adopted as of year-end 2019. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment should not be used as substitutes for ROE.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred dividends by diluted common shares outstanding.

2Q 2021 Financial Supplement	29

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	6/30/2020	6/30/2021

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$(4,019)	$(779)	$(1,238)	$(1,488)	$123	$1,369	$(1,365)
Adjustments related to:
Variable annuity product features (1)	5,722	1,620	3,439	2,267	1,193	(1,147)	3,460
Investment gains (losses), net	(169)	(17)	(554)	(183)	(420)	(173)	(603)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	28	31	23	34	26	55	60
Other adjustments (2) (3) (4)	75	66	116	524	7	770	531
Income tax (expense) benefit related to above adjustments (5)	(1,188)	(357)	(635)	(555)	(171)	104	(726)
Non-recurring tax items	2	4	(403)	1	—	8	1
Non-GAAP Operating Earnings	$451	$568	$748	$600	$758	$986	$1,358

Net income (loss) attributable to Holdings (6)	$(8.92)	$(1.74)	$(2.80)	$(3.43)	$0.29	$2.99	$(3.18)
Less: Preferred stock dividends	0.02	0.03	0.04	0.03	0.06	0.05	0.09
Net income (loss) available to Holdings' common shareholders	(8.94)	(1.77)	(2.84)	(3.46)	0.23	2.94	(3.27)
Adjustments related to:
Variable annuity product features (1)	12.70	3.62	7.77	5.22	2.79	(2.51)	8.06
Investment gains (losses), net	(0.38)	(0.04)	(1.25)	(0.42)	(0.98)	(0.38)	(1.41)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.06	0.07	0.05	0.08	0.06	0.12	0.14
Other adjustments (2) (3) (4)	0.18	0.15	0.26	1.21	0.01	1.70	1.24
Income tax (expense) benefit related to above adjustments (5)	(2.64)	(0.80)	(1.43)	(1.28)	(0.40)	0.23	(1.69)
Non-recurring tax items	—	0.01	(0.91)	—	—	0.02	—
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$0.98	$1.24	$1.65	$1.35	$1.71	$2.12	$3.07

Book Value per common share
Book Value per common share	$37.21	$36.05	$32.46	$21.32	$24.20	$37.21	$24.20
Less: Per share impact of AOCI	8.74	9.42	8.76	1.73	4.72	8.74	4.72
Book value per common share (ex. AOCI)	$28.47	$26.63	$23.70	$19.59	$19.48	$28.47	$19.48

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the six months ended June 30, 2020. The impact per common share is $3.21 and other COVID-19 related impacts of $0.08 for the three and six months ended June 30, 2020.
(2) Includes separation costs of $16 million,$39 million,$37 million and $71 million for the three months and six months ended June 30, 2021 and 2020. The impact per common share is $0.04, $0.09, $0.09 and $0.16 for the three months and six months ended June 30, 2021 and 2020.
(3) Includes certain legal accruals related to the cost of insurance litigation of $180 million for the six months ended June 30, 2021. The impact per common share is $0.42 for the six months ended June 30, 2021. No adjustment was made to prior period operating earnings as the impact was immaterial.
(4) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion for the six months ended June 30, 2020 and other COVID-19 related impacts of $35 million and $86 million for the three and six months ended June 30, 2020. The impact per common share is $2.29 for the six months ended June 30, 2020 and other COVID-19 related impacts of $0.08 and $0.19 for the three and six months ended June 30, 2020.
(5) Includes income taxes of ($7) million and ($554) million for the above related COVID-19 items for the three and six months ended June 30, 2020. The impact per common share is $(0.02) and $(1.21) for the three and six months ended June 30, 2020.
(6) Due to reporting a net loss for the three months ended June 30, 2020 and six months ended June 30, 2021, basic shares was used in the diluted earnings per common share calculation as the use of diluted shares would have resulted in a lower loss per share.

2Q 2021 Financial Supplement	30

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$49	$(356)	$(648)	$(7,524)	$(3,382)
Adjustments related to:
Variable annuity product features	1,980	2,169	3,912	13,048	8,519
Investment (gains) losses	(269)	(87)	(744)	(923)	(1,174)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	106	113	109	116	114
Other adjustments	1,038	1,031	952	781	713
Income tax (expense) benefits related to above adjustments	(586)	(665)	(888)	(2,735)	(1,718)
Non-recurring tax items	(6)	2	(391)	(396)	(398)
Non-GAAP Operating Earnings	$2,312	$2,207	$2,302	$2,367	$2,674

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$49	$(356)	$(648)	$(7,524)	$(3,382)
Less: Preferred stock	(23)	(34)	(53)	(53)	(69)
Net income (loss) available to Holdings' common shareholders	$26	$(390)	$(701)	$(7,577)	$(3,451)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$13,736	$13,348	$13,000	$10,868	$9,716

Return on Equity (ex. AOCI)	0.2%	(2.9)%	(5.4)%	(69.7)%	(35.5)%

Non-GAAP Operating Earnings	$2,312	$2,207	$2,302	$2,367	$2,674
Less: Preferred stock	(23)	(34)	(53)	(53)	(69)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,289	$2,173	$2,249	$2,314	$2,605
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$13,736	$13,348	$13,000	$10,868	$9,716

Non-GAAP Operating Return on Equity (ex. AOCI)	16.7%	16.3%	17.3%	21.3%	26.8%
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

2Q 2021 Financial Supplement	31

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$14,940	$13,456	$19,981	$17,498	$17,300	$15,576	$10,693	$11,732
Less: Preferred Stock	—	775	775	775	1,269	1,269	1,562	1,562
Total equity attributable to Holdings' common shareholders	14,940	12,681	19,206	16,723	16,031	14,307	9,131	10,170
Less: Accumulated other comprehensive income (loss)	1,546	844	2,289	3,928	4,188	3,863	740	1,983
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$13,394	$11,837	$16,917	$12,795	$11,843	$10,444	$8,391	$8,187

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	14,117	14,030	15,762	16,469	17,059	17,589	15,267	13,825
Less: Preferred Stock	—	194	388	581	899	1,022	1,219	1,416
Total equity attributable to Holdings' common shareholders	14,117	13,836	15,375	15,888	16,160	16,567	14,048	12,410
Less: Accumulated other comprehensive income (loss)	101	664	1,367	2,152	2,812	3,567	3,180	2,694
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$14,016	$13,172	$14,008	$13,736	$13,348	$13,000	$10,868	$9,716

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q.

2Q 2021 Financial Supplement	32

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98).
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

2Q 2021 Financial Supplement	33

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Citi		Suneet Kamath			1 (212) 816-3457
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
SunTrust Robinson Humphrey		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Jan '21	Jul '21	Apr '21

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A2
Equitable Financial Life Insurance Company of America			A	A+	A2

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa2
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Işıl Müderrisoğlu	Thomas Lewis			Matt Asensio
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '20, Moody’s as of Jun '21.

2Q 2021 Financial Supplement	34